KNX Q2 2019 Earnings Presentation

Disclosure This presentation, including documents incorporated herein by reference, will contain forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, adjusted net income, adjusted earnings per share, adjusted pre-tax income, return on net tangible assets and free cash flow, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes trucking segment fuel surcharges from revenue and nets these surcharges against fuel expense. 2

Disclosure On September 8, 2017, pursuant to the Agreement and Plan of Merger, dated as of April 9, 2017, by Swift Transportation Company (“Swift”), Bishop Merger Sub, Inc., a direct wholly owned subsidiary of Swift, (“Merger Sub”), and Knight Transportation, Inc. (“Knight”), Merger Sub merged with and into Knight, with Knight surviving as a direct wholly owned subsidiary of Swift (the “2017 Merger”). Knight was the accounting acquirer and Swift was the legal acquirer in the 2017 Merger. In accordance with the accounting treatment applicable to the 2017 Merger, throughout this presentation, the reported results do not include the results of operations of Swift and its subsidiaries on and prior to the 2017 Merger date of September 8, 2017 (the “2017 Merger Date”). However, where indicated, certain historical information of Swift and its subsidiaries on and prior to the 2017 Merger Date, including their results of operations and certain operational statistics (collectively, the “Swift Historical Information”), has been provided. Management believes that presentation of the Swift Historical Information will be useful to investors. The Swift Historical Information has not been prepared in accordance with the rules of the Securities and Exchange Commission, including Article 11 of Regulation S-X, and it therefore does not reflect any of the pro forma adjustments that would be required by Article 11 of Regulation S-X. The Swift Historical Information does not purport to indicate the results that would have been obtained had the Swift and Knight businesses been operated together during the periods presented, or which may be realized in the future. 3

KNX Overview Proven Leader in the Industry Multiple Product Offerings • History of industry leading margins Trucking ~ 80% of Revenue • Consistent free cash flow - $240M • Dry Van, Refrigerated, Dedicated, Flatbed, Q2 TTM Drayage, and Expedited Service Offerings • Return on Net Tangible Assets of • 18,985 Tractors, 58,263 Trailers 17.4% Logistics ~ 10% of Revenue • Strong balance sheet • $420M in annual revenue Q2’19 TTM • History of successful acquisitions • Access to over 40,000 carriers • Strong and diverse customer base Intermodal ~ 10% of Revenue • Consistent quarterly dividends • $503M in annual revenue Q2’19 TTM • 9,863 containers and 651 tractors Revenue Q2'19 TTM Adj Operating Ratio Q2'19 Adj Op. Income Q2'19 TTM (millions)(1) (1) (millions)(1) 100.0% TTM 94.1% Trucking Intermodal 95.0% 91.1% Trucking Intermodal $4,164 $503 90.0% $570 $29 84.5% 85.0% Logistics Logistics 80.0% $37 $420 75.0% 70.0% Trucking Logistics Intermodal (1) Excludes the results of certain non-reportable segments 4

Second Quarter 2019 Comparative Results (dollars in thousands, except per share data) Quarter Ended June 30, 2019 2018 Change Total Revenue $1,242,083 $1,331,683 (6.7)% Revenue xFSC $1,122,754 $1,191,022 (5.7)% Operating Income $108,593 $124,242 (12.6)% Adj. Operating Income (1) $136,967 $134,929 1.5% Net Income attributable to Knight-Swift $79,205 $91,323 (13.3)% Adj. Net income attributable to Knight Swift (1) $100,627 $99,632 1.0% Earnings per diluted share $0.46 $0.51 (9.8)% Adj. EPS (1) $0.58 $0.56 3.6% Adjustments • $15.5M in Q2 2019 of legal accruals (1) See GAAP to non-GAAP reconciliation in the schedules following this presentation • $10.7M in both Q2 2019 and Q2 2018 of amortization expense from mergers and acquisitions • $2.2M in Q2 2019 of impairments 5

Operating Performance – Trucking Trucking Financial Metrics • 70 bps improvement in Adj. (dollars in thousands) Operating Ratio Q2’19 Q2’18 Change Revenue xFSC $ 900,648 $ 941,117 (4.3)% • Year over year Adj. OR Operating Income $ 125,772 $ 126,657 (0.7)% improvement in all of the Swift (1) trucking operating segments Adjusted Operating Income $ 128,303 $127,000 1.0% Operating Ratio 87.7% 88.3% (60) bps • 84.2% Swift Truckload Adj. Adjusted Operating Ratio(1) 85.8% 86.5% (70) bps Operating Ratio • 81.8% Knight Truckload Adj. Operating Ratio Trucking Operating Statistics • Sequential growth of 51 average Q2’19 Q2’18 Change tractors in Q2 from Q1 Average revenue per Tractor $47,440 $48,892 (3.0)% • 4.1% improvement in revenue Average Tractors 18,985 19,249 (1.4)% excluding fsc per loaded mile Average Trailers 58,263 62,822 (7.3)% from Q2 2018 Miles per Tractor 23,656 25,267 (6.4)% (1) See GAAP to non-GAAP reconciliation in the schedules following this presentation. 6

Operating Performance – Logistics Logistics Financial Metrics (dollars in thousands) Q2’19 Q2’18 Change • 8.8% increase in Operating Revenue ex Intersegment $ 80,304 $ 96,401 (16.7)% Income to $5.0M Operating Income $ 5,021 $ 4,615 8.8% • 10.3% reduction in revenue Operating Ratio 93.9% 95.3% (140)bps per load Adjusted Operating Ratio(1) 93.7% 95.2% (150)bps • 3.9% reduction in load counts • 150 bps improvement in Adj. Brokerage Only Operating Statistics Operating Ratio to 93.7% Q2’19 Q2’18 Change • 330 bps improvement in Revenue per Load $1,475 $1,644 (10.3)% Brokerage gross margin to Gross Margin 16.2% 12.9% 330bps 16.2% (1) See GAAP to non-GAAP reconciliation in the schedules following this presentation. 7

Operating Performance – Intermodal Intermodal Financial Metrics (dollars in thousands) Q2’19 Q2’18 Change • Market conditions pressuring Revenue ex Intersegment $ 117,727 $ 119,830 (1.8)% rate and volumes Operating Income $ 4,192 $ 4,480 (6.4)% • 1.8% reduction in Revenue Operating Ratio 96.5% 96.3% 20 bps excluding intersegment Adjusted Operating Ratio(1) 96.4% 96.3% 10 bps transactions • 6.4% increase in revenue per load Intermodal Operating Statistics • 7.7% reduction in load counts Q2’19 Q2’18 Change Average revenue per load $2,438 $2,291 6.4% Load Count 48,290 52,315 (7.7)% Average Tractors 651 621 4.8% Average Containers 9,863 9,119 8.2% (1) See GAAP to non-GAAP reconciliation in the schedules following this presentation. 8

Significant Value Creation (1)(2) TTM vs Adjusted Pretax Income prior years $700 (in millions) 630M 599M $600 535M • Knight-Swift continues 479M $500 to generate 392M $400 meaningful income 313M growth $300 $200 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 6/30/2019 • 17.4% TTM Return on TTM Net Tangible Assets Return on Net Tangible Assets (1)(2) 17.4% 18% 17.0% 14% 11.4% 11.8% 9.4% 10% 7.5% 6% 2% 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 6/30/2019 (1) See GAAP to non-GAAP reconciliation in the schedules following this release. TTM (2) Historical information prior to the Swift merger in Sept 2017 has not been prepared in accordance with the rules of the United States Securities and Exchange Commission, including Article 11 of Regulation S-X, and it therefore does not reflect any of the pro forma adjustments that would be required by Article 11 of Regulation S-X. The Swift Historical Information does not purport to indicate the results that would have been obtained had the Swift and Knight businesses been operated together during the period presented, or which may be realized in the future. 9

2019 Capital Deployment • $143M of YTD Free Cash Flow (Cash from Operations less Net Cash Capex) • $60M reduction in operating lease liabilities $363 Million Cash from Operations Investment in the Shareholder Business Returns • $220 Million Net • $87 Million Share Cash CapEx Repurchases • $21 Million Cash Dividends 10

Historical Leverage Ratio

Maintaining Target Leverage Ratio of 1.0-1.25X EBITDA


Leverage History(1)
Debt in Millions
2,500
2,000
1,500
1,000
500
Leverage Ratio
3.00
2.50
2.00
1.50
1.00
0.50
-
2.79
2.24
2.61
1.99
2.85
1.98
2.02
1.24
1.27
0.83
1.22
0.82
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
6/30/2019
Net Leverage(2)
Lease Adjustment(3)
Leverage Ratio(4)
Adjusted Leverage Ratio(5)

(1) Based on historical reported results for Swift for periods prior to the 2017 Merger and for combined Knight-Swift results for periods subsequent to the 2017 Merger.

(2) Net Leverage is on-balance sheet debt net of unrestricted cash and cash equivalents at the balance sheet date and is calculated in accordance with the provisions of Swift's senior credit facility for all periods prior to the 2017 Merger and Knight-Swift's senior credit facility for all periods subsequent to the 2017 Merger.

(3) Lease Adjustment is management's estimated value of operating leases as if they were capital leases. This number is used by management for analysis purposes only and does not purport to be calculated in the same manner or intended for the same purpose as the right-of-use asset and liability calculations prescribed under US GAAP.

(4) Leverage Ratio is calculated in accordance with the provisions of Swift's senior credit facility for all periods prior to the 2017 Merger and Knight-Swift's senior credit facility for all periods subsequent to the 2017 Merger.

(5) Adjusted Leverage Ratio represents the Leverage Ratio adjusted to include the Lease Adjustment in Net Leverage while also adding back the corresponding rent expense into Adjusted EBITDA in order to calculate the adjusted leverage ratio. (Adjusted EBITDA is EBITDA less certain adjustments pursuant to the credit facilities.)

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KNX LISTED NYSE

2019 Market Outlook • Signal of industry capacity reductions • Significantly less new truck and trailer orders • Increase in new truck order cancellations • Used equipment market continues to soften • Carrier bankruptcies increasing • Revenue continues to be pressured • Fewer and less attractive non-contract opportunities • Increase in acquisition opportunities 12

Q3 & Q4 2019 Guidance • Expected Adjusted EPS for the third quarter 2019 of $0.54 - $0.57 • Expected Adjusted EPS for the fourth quarter 2019 of $0.73 - $0.77 Guidance Assumptions • Revenue per loaded mile will turn negative year over year as contract rate increases lap year over year comparisons and less favorable non contract opportunities exist in the market • Similar Q3 to Q4 sequential seasonal trends • The unfavorable year-over-year percent changes in miles per tractor will lessen • Tax rate of 25-26% • Expected 2019 net cash capex of $550M - $575M These estimates represent Management’s best estimates based on current information available. Actual results may differ materially from these estimates. We would refer you to the Risk Factors sections of the Company’s annual report for a discussion of the risks that may affect results. 13

Appendix 14

Non-GAAP Reconciliation 15

Non-GAAP Reconciliation 16

Non-GAAP Reconciliation 17

Non-GAAP Reconciliation 18

Non-GAAP Reconciliation 19

Non-GAAP Reconciliation 20

Non-GAAP Reconciliation 21

Non-GAAP Reconciliation 22

Non-GAAP Reconciliation 23

Non-GAAP Reconciliation 24